September 2012

VISION STRATEGY EXECUTION

VISION STRATEGY EXECUTION

Forward Looking Statement
 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-
 looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,”
 “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. In addition, certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ serves, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement
 AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s
 Annual Report on Form 10-K for the fiscal year ended February 29, 2012 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov.
 You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

 AZZ is a specialty electrical equipment
 manufacturer serving the global markets of
 power generation, transmission, distribution
 and industrial as well as a leading provider of
 hot dip galvanizing services to the North
 American steel fabrication market.

Company Overview

Total Company

Sales by Segment

43%
57%

Actual FY2011
$381 (in millions)

40%
60%

Actual FY2012
$469 (in millions)

43%
57%

Projected FY2013
$575 to $600
(in millions)

VISION STRATEGY EXECUTION

Electrical and Industrial
Galvanizing

Total Company

Sales by Market Segment

18%
54%
28%
21%
54%
25%
32%
47%
21%

Actual FY2011
$381 (in millions)

Actual FY2012
$469 (in millions)

Projected FY2013
$575 to $600
(in millions)

■ Industrial ■ Transmission & Distribution ■ Power Generation

VISION STRATEGY EXECUTION

AZZ incorporated

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

VISION STRATEGY EXECUTION

Electrical and Industrial Products

Electrical and Industrial Products

Sales by Market Segment

24%
31%
45%
32%
31%
37%
46%
25%
29%

Actual FY2011
$163 (in millions)

Actual FY2012
$189 (in millions)

Projected FY2013
$245 to $260
(in millions)

Industrial | Transmission & Distribution | Power Generation

VISION STRATEGY EXECUTION

Fuel
Power Plant
GENERATION

Power Generation

VISION STRATEGY EXECUTION

Our products & services
power up the world from
any generation source.
Bus Systems
Nuclear Safety
Power Distribution Centers
Collector Substations for Renewables
Switchgear

Transmission & Distribution

TRANSMISSION
Transformer
Power Lines
DISTRIBUTION

VISION STRATEGY EXECUTION 9

Metal Clad Outdoor Switchgear
Gas Insulated Bus Duct
Portable Substations
Power Distribution Centers
Relay Panels
Utility
IPP
EPC
Co-ops
OEM
Our T&D products
ensure that power is
transmitted safely and
reliably from generation
source to end users.

INDUSTRIAL / COMMERCIAL

Industrial & Commercial

VISION STRATEGY EXECUTION

Mining Switchgear
Power Distribution Centers
Relay Panels
Hazardous Duty Lighting
Oil & Gas Tubing

Our products & services
serve a broad range of
industries, including
petrochemical, mining,
pipeline, and more.

$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$99
$101
$121
$145
$149
$147
$135
$142
$191
$195
$175
$150
$139
$132
$110
$111
$106
$102
$108
$115
$123
$132
$139
$136
$211
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12

VISION STRATEGY EXECUTION

Backlog - Electrical & Industrial Products
($ In Millions)

	Fiscal 2011	Fiscal 2012	1st Qtr 2013	2nd Qtr 2013
Beginning Backlog	$109.9	$108.4	$138.6	$136.2
Bookings	$379.1	$499.3	$124.7	$151.8
Acquired Backlog	-0-	-0-	-0-	$78.5
Shipments	$380.6	$469.1	$127.1	$153.4
Ending Backlog	$108.4	$138.6	$136.2	$213.1
Book to Ship Ratio	100%	106%	98%	99%
Backlog
($ In Millions)

Galvanizing Services

MN
QC
ON
IL
IN
OH
WV
VA
KY
CO
MO
AZ
OK
AR
TN
MS
AL
TX
LA

VISION STRATEGY EXECUTION

Application: “After-fabrication”
steel corrosion protection
Locations: 35 facilities
in 17 states and 2
Canadian Provinces

10%
10%
30%
32%
18%
Electrical & Telecommunication
OEM's
Industrial
Bridge & Highway
Petrochemical
10%
10%
35%
30%
15%

Actual FY 2012
$280 (in millions)

Projected FY 2013
$330 to $340
(in millions)

VISION STRATEGY EXECUTION

Galvanizing Services

$600
$500
$400
$300
$200
$100
$0
$357.0
$381.0
$469.0
$575 to
$600
2010
2011
2012
2013
Fiscal Year
Actual
Projected

VISION STRATEGY EXECUTION

Consolidated Net Sales
($ In Millions)

$300
$280
$260
$240
$220
$200
$180
$160
$140
$120
$100
$229.0
$280.5
YTD 8/31/11
YTD 8/31/12

VISION STRATEGY EXECUTION

Consolidated Net Sales
First Six Months

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.51
$1.39
$1.61
$2.25 to
$2.40
2010
2011
2012
2013
Fiscal Year
Actual
Projected

VISION STRATEGY EXECUTION

Earnings Per Share
(Fully Diluted)

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.75
$1.25
YTD 8/31/11
YTD 8/31/12

VISION STRATEGY EXECUTION

Earnings Per Share
First Six Months

Electrical and Industrial Products
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.0%
16.7%
13.6%
15%
2010
2011
2012
2013
Actual
Projected

Galvanizing Services
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
28.5%
26.1%
26.1%
26%
2010
2011
2012
2013
Actual
Projected

VISION STRATEGY EXECUTION

Operating Margins

Electrical and Industrial Products

16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
13.4%
14.5%
YTD 8/31/11
YTD 8/31/12

Galvanizing

30.0%
25.0%
20.0%
15.0%
10.0%
26.3%
27.2%
YTD 8/31/11
YTD 8/31/12

VISION STRATEGY EXECUTION

Operating Margins
First Six Months

Cash Provided By Operations / EBITDA / Free Cash Flow

($ In Millions)

$135.0
$115.0
$95.0
$75.0
$55.0
$35.0
$15.0
($5.0)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA

VISION STRATEGY EXECUTION 22

Projected

Debt
Cash
Debt to Equity Ratio
$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

VISION STRATEGY EXECUTION

Total Bank Debt / Long Term Debt to Equity
($ In Millions)
Projected Debt
Projected Debt to Equity Ratio
Projected Cash
Fiscal Year

$35
$30
$25
$20
$15
$10
$5
$0
$12.0
$17.5
$16.4
$22.2
$19.8
$22.6
$29.0
$29.0
2010
2011
2012
2013
Capital Expenditures
Depreciation
Projected CE
Projected Depr.

VISION STRATEGY EXECUTION

Capital Expenditures/Depreciation
($ In Millions)

Electrical and Industrial Products
35%
30%
25%
20%
15%
10%
5%
0%
29%
21%
18%
2010
2011
2012

Galvanizing Services
35%
30%
25%
20%
15%
10%
5%
0%
32%
27%
25%
2010
2011
2012

VISION STRATEGY EXECUTION

Return On Assets

AZZ Investment Summary
• Strong Historical Performance
 • FY12 is the 25th consecutive year of profitability
 • 10 Yr CAGR - Revenues 12%, Net Income 18%, EPS 16%
 • Significant Operating Margins (above industry averages)

• Key Growth Drivers
 • Domestic & international demand for electrical power and energy
 • U.S. infrastructure investment

• Niche products and value added services with strong market share position

• Strong Management Team

• Successful acquisition track record and opportunities for further expansion and growth

• Strong balance sheet and cash flows
• Cash Dividend

AZZ incorporated

AZZ
LISTED
NYSE

VISION STRATEGY EXECUTION